UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2010

CHINA HGS REAL ESTATE INC.
(Exact name of registrant as specified in its charter)

Florida	000-49687	33-0961490
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

6 Xinghan Road, 19th Floor Hanzhong City, Shaanxi Province
People’s Republic of China, 723000
(Address of principal executive offices)

(212) 232-0120 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

China HGS Real Estate Inc. (the “Company”) was notified that the audit practice of Bagell, Josephs, Levine & Company, LLP, the Company’s independent registered public accounting firm (“BJL”), was combined with Friedman LLP (“Friedman”) effective as of January 1, 2010. On January 12, 2010, BJL resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Company’s Board of Directors, Friedman was engaged as the Company’s independent registered public accounting firm.

During the Company’s most two recent fiscal years ended September 30, 2009 and 2008 and from September 30, 2009 through the engagement of Friedman as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Friedman with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), with BJL, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

BJL performed audits of the Company’s consolidated financial statements for the year ended September 30, 2009. BJL’s report did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal year ended September 30, 2009 and through the date of this Current Report,  there were no (i) disagreements between the Company and BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused BJL to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished BJL with a copy of this report prior to filing with the SEC and requested that BJL furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to BJL’s audit services and engagement as the Company’s independent registered public accounting firm. BJL has furnished a letter addressed to the SEC dated January 13, 2010, a copy of which is attached hereto as Exhibit 16.0.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Bagell, Josephs, Levine & Company, LLC dated January 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HGS REAL ESTATE INC.

Date: January 19, 2010	By:	/s/ Xiaojun Zhu
Xiaojun Zhu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Bagell, Josephs, Levine & Company, LLC dated January 13, 2010